UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 10, 2003

CSX CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-8022	62-1051971
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

500 Water Street, 15th Floor, Jacksonville, Florida         32202

(Address of principal executive offices)         (Zip code)

Registrant’s telephone number, including area code         (904) 359-3200

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On October 8, 2003, the Board of Directors of CSX Corporation, a Virginia corporation (the “Company”), approved Amendment No. 2 (“Amendment No. 2”) to the Rights Agreement, dated as of May 29, 1998, as amended by Amendment No. 1 thereto, dated as of June 27, 2000 (as amended, the “Rights Agreement”), between the Company and Harris Trust and Savings Bank, as Rights Agent, to change the final expiration date of the Rights Agreement from June 8, 2008 to October 10, 2003. As a result of this action, the preferred stock purchase rights granted under the Rights Agreement will expire at 5:00 p.m., New York City time, on October 10, 2003.

Amendment No. 2, the Company’s Amended and Restated Articles of Incorporation and a press release issued by the Corporation in connection with Amendment No. 2 are filed as exhibits hereto and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A/A (File No. 1-8022) as filed with the Securities and Exchange Commission on October 10, 2003).

4.1	Amended and Restated Articles of Incorporation of the Company (see Exhibit 3.1 hereto).

4.3(c)	Amendment No. 2, dated as of October 9, 2003, to the Rights Agreement, dated as of May 29, 1998, as amended by Amendment No. 1 thereto, dated as of June 27, 2000, between the Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 4.3(c) to the Registration Statement on Form 8-A/A (File No. 1-8022) as filed with the Securities and Exchange Commission on October 10, 2003).

99.1	Press release issued by the Company on October 8, 2003 (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form 8-A/A (File No. 1-8022) as filed with the Securities and Exchange Commission on October 10, 2003).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2003

CSX CORPORATION

By:	/s/ Ellen M. Fitzsimmons

Ellen M. Fitzsimmons Senior Vice President-Law, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A/A (File No. 1-8022) as filed with the Securities and Exchange Commission on October 10, 2003).

4.1	Amended and Restated Articles of Incorporation of the Company (see Exhibit 3.1 hereto).

4.3(c)	Amendment No. 2, dated as of October 9, 2003, to the Rights Agreement, dated as of May 29, 1998, as amended by Amendment No. 1 thereto, dated as of June 27, 2000, between the Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 4.3(c) to the Registration Statement on Form 8-A/A (File No. 1-8022) as filed with the Securities and Exchange Commission on October 10, 2003).

99.1	Press release issued by the Company on October 8, 2003 (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form 8-A/A (File No. 1-8022) as filed with the Securities and Exchange Commission on October 10, 2003).

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